UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2006
PHI, INC.
(Exact name of registrant as specified in its charter)

Louisiana (State or other jurisdiction of incorporation)	0-9827 (Commission File Number)	72-0395707 (IRS Employer Identification No.)

2001 SE Evangeline Thruway, Lafayette, Louisiana (Address of principal executive offices)	70508 (Zip Code)
Registrant’s telephone number, including area code: (337) 235-2452
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On May 1, 2006, we issued a press release announcing the issuance and sale of an additional 578,680 shares of our non-voting common stock to cover over-allotments relating to our recent offering of 4,287,920 shares of non-voting common stock under our shelf registration statement on Form S-3 (File No. 333-123528). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

99.1	Press release of PHI, Inc. dated May 1, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHI, INC.
Date: May 1, 2006	By:	/s/ Michael J. McCann
Michael J. McCann
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of PHI, Inc. dated May 1, 2006